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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 3, 2007

                              Island Pacific, Inc.
                     (formerly known as SVI Solutions, Inc.)
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        0-23049                                            33-0896617
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(Commission File Number)                       (IRS Employer Identification No.)


19800 MacArthur Boulevard, Suite 1200, Irvine, California              92612
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (949) 476-2212
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              (Registrant's telephone number, including area code)

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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The disclosure set forth below under Item 5.02 is incorporated by reference into this Item 1.01.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Darren B. Williams resigned as Chief Operating Officer and Vice President of Business Development of the Company, effective December 3, 2007.

In connection with Mr. Williams' resignation and upon his execution of a Separation Agreement with customary provisions, the Company has agreed to pay Mr. Williams severance for a six (6) month period at his current level of compensation, and for another six (6) month period at the rate of $3,000 per month, inclusive of benefits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                              Island Pacific, Inc.


Date: December 3, 2007                        By: /s/ Barry Schechter
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                                                  Name: Barry Schechter
                                                  Title: Chief Executive Officer